SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported)  June 21, 1996
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                 EAGLE RIVER INTERACTIVE, INC.
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     (Exact name of Registrant as specified in its charter)

                            Delaware
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         (State or other jurisdiction of incorporation)

          0-28004                            84-1320277
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     (Commission   File   Number)             (I.R.S.    Employer
Identification No.)

     1060 West Beaver Creek Boulevard, Avon Colorado 81620
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      (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code     (970) 845-
8300
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 (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

     On June 21, 1996, the Registrant completed the merger (the "Merger") of a wholly owned subsidiary of the Registrant ("Sub") with and into Graphic Media, Inc., an Oregon corporation ("Graphic Media"). Graphic Media is a multimedia communications firm that specializes in interactive training and marketing solutions. The Merger was effected pursuant to an Agreement and Plan of Merger dated June 21, 1996 between the Registrant, Sub, Graphic Media and Lee J. Jacobson, E. Michael Loftus, Philip Meurer and Joseph Parker, stockholders of Graphic Media (the "Stockholders") (the "Agreement and Plan of Merger"). As a
result of the Merger, Graphic Media became a wholly owned subsidiary of the Registrant. The Registrant is accounting for the Merger as a pooling of interests.

     The Registrant issued an aggregate of 550,000 shares of common stock, par value $.001 per share, of the Registrant (the "Common Stock") to the Stockholders in exchange for their shares of capital stock of Graphic Media. The Registrant also paid cash consideration in the amount of $351,931 to a dissenting stockholder who held approximately 3% of the outstanding capital stock of Graphic Media. The amount of consideration paid by the Registrant was determined based on arms-length negotiations and, with respect to the dissenting stockholder, applicable provisions of Oregon corporate law. The source of the cash consideration was the Registrant's initial public offering completed in March 1996.

     The Agreement and Plan of Merger contains certain representations, warranties and indemnification provisions relating to the Stockholders and the Registrant. In connection with the Merger, the Registrant and the Stockholders entered into a Stock Pledge Agreement dated June 21, 1996 (the "Stock Pledge Agreement") pursuant to which the Stockholders pledged an aggregate of 55,000 shares of Common Stock to the Registrant as security for their indemnification obligations under the
Agreement   and  Plan  of  Merger.   So  long  as  a  claim   for
indemnification does not arise, the Stockholders shall be entitled to vote the shares, to receive dividends or other distributions and to exercise all other rights and powers relating thereto not inconsistent with the Stock Pledge Agreement. Certain shares will be released from the Stock Pledge Agreement on the date of the next auditor's report on the Registrant's consolidated financial statements that include the date of the Merger. If not already resolved, the remaining shares shall be released as the Registrant reasonably determines that such shares shall not be necessary to satisfy any specific claims for indemnification that thereafter may be asserted by the Registrant during the remainder of the indemnification period, as specified in the Agreement and Plan of Merger.

     In addition, the Registrant and the Stockholders entered into a Stockholder Agreement dated June 21, 1996 pursuant to which the Stockholders agreed, among other matters, (i) not to transfer their shares of capital stock of Graphic Media prior to the Merger and to vote such shares in favor of the Merger, and
(ii) not to transfer the shares of Common Stock received in connection with the Merger until such time as financial statements that include at least 30 days of post-merger combined operations of Graphic Media and the Registrant after the Merger shall have been publicly reported unless such Stockholder shall have delivered to the Registrant an opinion of counsel or no-action letter from the accounting staff of the Securities and Exchange Commission to the effect that such transfer will not cause the Merger not to be treated as a pooling of interests for financial accounting purposes.

     The shares of Common Stock issued to the Stockholders in connection with the Merger were not registered under the
Securities Act of 1933. The Registrant has granted the Stockholders and permitted successors and assigns certain registration rights pursuant to a Registration Agreement between the Registrant and the Stockholders dated June 21, 1996 (the "Registration Agreement"). Pursuant to the Registration Agreement, the holders of a majority of the shares of Common Stock issued in connection with the Merger may request at any time on or after March 22, 1997 registration of all or part of the 550,000 issued shares on Form S-3 or any similar short-form registration, if available. The Registrant has agreed to use its best efforts to take such steps as are necessary to make a short-form registration available. If the Registrant is not able to fulfill such obligation, such holders may request at any time on or after March 22, 1997 that the Registrant register such shares on Form S-1 or any similar long-form registration (such short-form or long-form registrations being referred to herein as a "Demand Registration"). The holders are entitled to request only one Demand Registration. The Registration Agreement also grants the holders of the shares of Common Stock issued in connection with the Merger the right to include up to 200,000 of such shares whenever securities of the Registrant are to be registered under the Securities Act (other than on Form S-8 or Form S-4) (a "Piggyback Registration"). The holders are entitled to request only one Piggyback Registration, provided that if the entire 200,000 shares are not included in such Piggyback Registration, the holders are entitled to additional Piggyback Registrations until a cumulative total of 200,000 of such shares are registered. The Registrant has agreed to pay its expenses of registrations under the Registration Agreement, which exclude underwriting discounts and commissions and fees and expenses of counsel retained by such holders.

     In connection with the Merger, the Registrant assumed certain options to purchase capital stock of Graphic Media that had been granted to certain employees of Graphic Media. Such options were converted into options to purchase an aggregate of approximately 141,041 shares of Common Stock under the Registrant's 1995 Employee Stock Option Plan. In addition, the Registrant caused Graphic Media to enter into employment and noncompetition agreements with certain officers and employees of Graphic Media.

     The foregoing is qualified in its entirety by reference to the Agreement and Plan of Merger, the Stock Pledge Agreement, the Registration Agreement and the Employment and Noncompetition Agreement dated June 21, 1996 between Graphic Media and Philip Meurer, Vice President of Graphic Media, copies of which are filed herewith as Exhibits 1, 2, 3 and 4, respectively, and are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     The financial information required to be filed as a part  of this report is not yet available.  Such information will be filed by  amendment as soon as practicable and in any event  within  60 days of the date this report is filed.

     (c)  Exhibits

          Exhibit 1 Agreement and Plan of Merger dated June 21, 1996 among Eagle River Interactive, Inc., Sushi Acquisition Corp., Graphic Media, Inc. and Stockholders thereof
          Exhibit 2 Stock Pledge Agreement dated June 21, 1996 by and among Lee Jacobson, Philip Meurer, E. Michael Loftus and Joseph Parker and Eagle River Interactive, Inc.

          Exhibit 3 Registration  Agreement dated June  21,  1996
                    between Eagle River Interactive, Inc., Philip
                    Meurer, Joseph Parker, Lee J. Jacobson and E.
                    Michael Loftus

          Exhibit 4 Employment and Noncompetition Agreement dated
                    June 21, 1996 between Graphic Media, Inc. and
                    Philip Meurer


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Eagle River Interactive, Inc.

Date: July 8, 1996                 /s/ Marc Pinto
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                              Marc Pinto
                              Executive  Vice  President,   Chief
Financial Officer

                         EXHIBIT INDEX



                                                       Sequentially
Exhibit                                                Numbered
                                                       Page

   1    Agreement and Plan of Merger dated June 21,
        1996 among Eagle River Interactive, Inc.,
        Sushi Acquisition Corp., Graphic Media, Inc.
        and Stockholders thereof

   2 Stock Pledge Agreement dated June 21, 1996 by and among Lee Jacobson, Philip Meurer, E.
        Michael Loftus and Joseph Parker and Eagle
        River Interactive, Inc.

   3 Registration Agreement dated June 21, 1996 between Eagle River Interactive, Inc.,
        Philip Meurer, Joseph Parker, Lee J.
        Jacobson and E. Michael Loftus

   4    Employment and Noncompetition Agreement
        dated June 21, 1996 between Graphic Media,
        Inc. and Philip Meurer